Exhibit 4.6

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

This Approval (this “Approval”) is made as of March 6, 2012, by and among RECEPTOS, INC., a Delaware corporation (the “Company”), the New Party (as defined below), and the stockholders of the Company tendering signature pages hereto with respect to that certain Series B Preferred Stock Purchase Agreement (the “Purchase Agreement”), made and entered into as of February 3, 2012, by and among the Company and the Purchasers (as defined in the Purchase Agreement).  Defined terms used herein but not otherwise defined shall have their respective meanings as set forth in the Purchase Agreement.

NOW, THEREFORE, the parties agree as follows:

1.             Approval of Additional 1st Tranche Purchaser.  WS Investment Company, LLC (2012A) (the “New Party”) is approved as an Additional 1st Tranche Purchaser pursuant to Section 1.2(b)(i), clause (x) of the Purchase Agreement, all subject to the terms and conditions of the Purchase Agreement.

2.             Miscellaneous; Transaction Agreements.  Except as otherwise expressly provided herein, the Purchase Agreement is unaffected hereby and remains in full force and effect in accordance with its respective terms.  The New Party acknowledges and agrees that in order to participate in the transactions contemplated by Section 1 above, the New Party shall be required to execute signature pages for, and otherwise become a party to, this Approval as well as the Purchase Agreement, the Investors’ Rights Agreement, the Voting Agreement, the Right of First Refusal and Co-Sale Agreement, that certain Omnibus Approval and Amendment, dated as of February 23, 2012, by and among the Company and the stockholders of the Company tendering signature pages thereto and that certain Omnibus Approval and Amendment, dated as of March 6, 2012, by and among the Company and the stockholders of the Company tendering signature pages thereto.

3.             Counterparts; Facsimile.  This Approval may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Approval may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Approval as of the date first written above.

RECEPTOS, INC.

By:	/s/ Faheem Hasnain
Name:	Faheem Hasnain
Title:	Chief Executive Officer

Address:	10835 Road to the Cure, #205
San Diego, CA 92121

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

POLARIS VENTURE PARTNERS VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

POLARIS VENTURE PARTNERS FOUNDERS’ FUND VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

FLAGSHIP VENTURES FUND 2007, L.P.

By its General Partner
Flagship Ventures 2007 General Partner LLC

By:	/s/ Noubar Afeyan
Manager

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

LILLY VENTURES FUND I, LLC

By:	/s/ S. Edward Torres
Name: S. Edward Torres
Title: Managing Director

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

ARCH VENTURE FUND VII, L.P.

By:	ARCH Venture Partners VII, L.P.,
its General Partner

	By:	ARCH Venture Partners VII, LLC,
its General Partner

		By:	/s/ Clinton Bybee
		Name:	Clinton Bybee
		Title:	Managing Director

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

ARCH VENTURE FUND VI, L.P.

By:	ARCH Venture Partners VI, L.P.,
its General Partner

	By:	ARCH Venture Partners VI, LLC,
its General Partner

		By:	/s/ Clinton Bybee
Name: Clinton Bybee
Title: Managing Director

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

VENROCK ASSOCIATES V, L.P.

By:	Venrock Management V, LLC
Its:	General Partner

By:	/s/ Bryan Roberts
Authorized Signatory

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

VENROCK ENTREPRENEURS FUND V, L.P.

By:	VEF Management V, LLC
Its:	General Partner

By:	/s/ Bryan Roberts
Authorized Signatory

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

VENROCK PARTNERS V, L.P.

By:	Venrock Partners Management V, LLC
Its:	General Partner

By:	/s/ Bryan Roberts
Authorized Signatory

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

William H. Rastetter and Marisa G. Rastetter

By:	/s/ William H. Rastetter
Name:	William H. Rastetter

By:	/s/ Marisa G. Rastetter
Name:	Marisa G. Rastetter

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

/s/ Faheem Hasnain
Faheem Hasnain

SIGNATURE PAGE TO

APPROVAL WITH RESPECT TO

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

MARCH 6, 2012

The undersigned hereby executes and delivers the Approval to which this Signature Page is attached, which, together with all counterparts thereto and Signature Pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of such document.

BMV Direct LLC

By:	/s/ Jonathan P. Klassen
Name:	Jonathan P. Klassen
Title:	Vice President